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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                       AQUAPENN SPRING WATER COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

              Pennsylvania                                 25-1541772
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

   One AquaPenn Drive, Milesburg, PA                       16853
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(Address of principal executive offices)                 (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class              Name of each exchange on which
            to be so registered              each class is to be registered

        Common Stock, No Par Value              New York Stock Exchange
         --------------------------          ------------------------------

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |X|

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |_|

           Securities Act registration statement file number to which this form relates: 333-38771
                                             ---------
        Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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                                (Title of class)


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Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Common Stock is contained in the Registrant's Registration Statement on Form S-1 (Registration No. 333-38771), filed on October 27, 1997, as amended by Amendment No. 1 filed on November 20, 1997, Amendment No. 2 filed on December 15, 1997 and Amendment No. 3 filed on January 2, 1998 (the "Registration Statement on Form S-1"), under the heading "DESCRIPTION OF CAPITAL STOCK," and such description is hereby incorporated by reference.

Item 2.  Exhibits

      1. Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1).

      2. Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1).

      3. Specimen of Common Stock Certificate of the Registrant (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1).


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                                    Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  AquaPenn Spring Water Company, Inc.



                                  By:  /s/ Geoffrey F. Feidelberg
                                     -------------------------------------------
                                       Geoffrey F. Feidelberg
                                       Executive Vice President, Chief Financial
                                       Officer and Chief Operating Officer

Date:  January 20, 1998


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